UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549-1004



                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                                October 16, 2003


                             INSIGNIA SYSTEMS, INC.
                             ----------------------
             (Exact name of registrant as specified in its chapter)




          Minnesota                    1-13471                41-1656308
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 (State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


6470 Sycamore Court North, Maple Grove, Minnesota               55369
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (763) 392-6200
                                                       ------------------------


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         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits


99.1        Press release dated October 16, 2003.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 16, 2003, the registrant issued a press release disclosing financial information regarding the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INSIGNIA SYSTEMS, INC.
                                     ------------------------------------------
                                                  (Registrant)

Date:  October 16, 2003
                                     By     /s/ Denni J. Lester
                                        ---------------------------------------
                                          (Denni J. Lester, Vice President,
                                          Finance and Chief Financial Officer)

                                  EXHIBIT INDEX



Ex. No.            Description
-------            -----------

99.1               Press release dated October 16, 2003.